SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2003

                              AOL TIME WARNER INC.

             (Exact name of registrant as specified in its charter)


             Delaware                     1-15062                13-4099534
           ----------------------------------------------------------------
        (State or other jurisdiction   (Commission             (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)


                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
               (Address of principal executive offices) (zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)


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Item. 5.  Other Events.

On January 16, 2003, AOL Time Warner Inc. ("AOLTW") announced that its Board of Directors had decided to combine the positions of Chairman of the Board and Chief Executive Officer and unanimously elected Richard Parsons to the post effective at its annual meeting of stockholders to be held in May 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Exhibits.

Exhibit                    Description
-------                    -----------

99.1                       Press release issued January 16, 2003 by AOLTW.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AOL TIME WARNER INC.


                                             By:      /s/ Wayne H. Pace
                                                --------------------------------
                                              Name: Wayne H. Pace
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

Date:      January 23, 2003



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                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release issued January 16, 2003 by AOLTW.